EXHIBIT 10.11

                      AMENDMENT TO LEASE AGREEMENT BETWEEN
               ARDEN ASSOCIATES, LIMITED PARTNERSHIP AND THE BANK

         This Amendment to Lease Agreement, dated as of October 25, 1995 (this "Amendment") between Arden Associates Limited Partnership, a Connecticut limited partnership ("Lessor") having an address c/o Omni Partnership Services, Inc., 400 Park Avenue, New York, New York 10022, and The Second National Bank of Warren, a national banking association, (herein, together with any association succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, called "Lessee"), having an address at 108 Main Street, Warren, Ohio 44481.

         WHEREAS, Lessor and Lessee entered into a certain Lease Agreement (the "Lease") dated as of October 1, 1979, which lease related to property located in the City of Warren, County of Trumbull, State of Ohio described therein (the "Premises"), and which Lease was recorded at Volume 109, page 284, as Document 915356, in the office of the Recorder of Trumbull County, Ohio;

         WHEREAS, Lessor and Lessee desire to amend the Lease.

         NOW, THEREFORE, Lessor and Lessee, in consideration of the mutual agreements herein set forth, hereby agree as follows:

         1. Paragraph 3 of the Lease is hereby amended by deleting the first sentence thereof and by substituting the following in its place and stead:

                  "The Premises are leased for an interim term (the Interim
                  Term), a primary term (the Primary Term), and, at Lessee's option, for up to five consecutive additional terms of five years each except that the first extended term shall commence on March 1, 2008 and shall end on October 31, 2009 (collectively the Extended Terms) unless and until the terms of this Lease shall expire on or be terminated pursuant to any provision hereof."

         2. Paragraph 13 of the Lease is hereby amended by deleting the option to purchase contained in subparagraph (i).

         3.       Paragraph 14 of the Lease is hereby deleted in its entirety.

         4. Clause (a) of paragraph 20 is hereby deleted and the following is substituted in its place and stead:

                  "(a) if to Lessor, addressed to it c/o Omni Partnership Services, Inc., 400 Park Avenue, New York, New York 10022..."

         5. Schedule B of the Lease is hereby amended by deleting the second sentence of the first paragraph and paragraph 5 and by substituting the following in their place and stead:

                  "The Primary Term shall commence on November 1, 1979 and end at midnight on February 29, 2008."

                  "5. Each installment of Basic Rent payable for the Premises during the term of this Lease commencing as of November 1, 1994 and ending on and including November 30, 1995 is $69,231.25 and said installments are payable on the last day of each month to and including October 31, 1995. The installment of Basic Rent payable for the month of November 1995 will be payable on November 27, 1995. The installment of Basic Rent payable for the Premises during the term of this Lease commencing on December 1, 1995 and ending on and including December 31, 1995 is $61,677.53 and said installment is payable on December 31, 1995. Each installment of Basic Rent payable for the Premises during the term of this Lease commencing on January 1, 1996 and ending on and including October 31, 2004 is $60,687.38 and said installments are payable January 31, 1996 and thereafter on the last day of each month to and including October 31, 2004. Each installment of Basic Rent payable for the Premises during the term of this Lease commencing on November 1, 2004 and ending on and including November 30, 2006 is $69,084.38 and said installments are payable on November 30, 2004 and thereafter on the last day of each month to and including November 20, 2006. Each installment of Basic Rent payable for the installment of Basic Rent payable for the Premises during the term of this Lease commencing on December 1, 2006 and ending on and including February 29, 2008 is $38,186.50 and said installments are payable on December 31, 2006 and thereafter on the last day of each month to and including February 29, 2008."

         6. Schedule C of the Lease is hereby deleted and the attached Schedule C is hereby substituted in its place and stead.

         7. Except as amended in this Amendment the terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                        ARDEN ASSOCIATES LIMITED PARTNERSHIP,
                                        Lessor




                                        By:
                                           ------------------------
                                           Name: Sidney Ingber
                                           Title: a general partner




Signed and acknowledged
in the presence of:

                                        THE SECOND NATIONAL BANK OF WARREN,
                                        Lessee


                                        By:
                                           ------------------------
                                           Christopher Stanitz, Vice President



Attest:
     D. L. Kellerman, CFO




Signed and acknowledged
in the presence of:

This instrument prepared by:            After recording return to:
Gallet Dreyer & Berkey, LLP             Gallet Dryer & Berkey, LLP
845 Third Avenue                             845 Third Avenue
New York, NY 10022                           New York, NY 10022
                                                 Attn: Benjamin S. Klapper, Esq.

                                   SCHEDULE C



         Upon purchase of the Premises pursuant to paragraph 11(b), the amount determined in accordance with Schedule C shall be the amount equal to the sum of $5,830,000 (the Basic Amount), multiplied by the percentage set forth in Column 2 below opposite the period in which the date of purchase occurs. (For purposes of the preceding sentence, period 193 shall be the period commencing with November 1, 1995 and ending on and including November 30, 1995, period 194 shall be the period commencing December 1, 1995 and ending on and including December 31, 1995, and each succeeding period shall be the following monthly period of the Primary Term occurring thereafter.)

                   Column 1                              Column 2

              Period in which
                   Date of                               Applicable
              Purchase Occurs                            Percentage
              -----------------------------------------------------
                        194                              111.29194%
                        195                              110.88314%
                        196                              110.47183%
                        197                              110.05799%
                        198                              109.64160%
                        199                              109.22266%
                        200                              108.80113%
                        201                              108.37702%
                        202                              107.95029%
                        203                              107.52094%
                        204                              107.08896%
                        205                              106.65431%
                        206                              106.21699%
                        207                              105.77698%
                        208                              105.33427%
                        209                              104.88883%
                        210                              104.44065%
                        211                              103.98972%
                        212                              103.53602%
                        213                              103.07952%
                        214                              102.62022%
                        215                              102.15809%
                        216                              101.69312%
                        217                              101.22529%
                        218                              100.75458%
                        219                              100.28098%
                        220                               99.80446%
                        221                               99.32502%
                        222                               98.84262%
                        223                               98.35726%
                        224                               97.86892%
                        225                               97.37757%
                        226                               96.88320%
                        Column 1                         Column 2

              Period in which
                        Date of                          Applicable
              Purchase Occurs                            Percentage
              -----------------------------------------------------
                        227                               96.38579%
                        228                               95.88532%
                        229                               95.38177%
                        230                               94.87512%
                        231                               94.36536%
                        232                               93.85247%
                        233                               93.33642%
                        234                               92.81719%
                        235                               92.29478%
                        236                               91.76915%
                        237                               91.24029%
                        238                               90.70817%
                        239                               90.17278%
                        240                               89.63410%
                        241                               89.09211%
                        242                               88.54678%
                        243                               87.99810%
                        244                               87.44605%
                        245                               86.89060%
                        246                               86.33173%
                        247                               85.76943%
                        248                               85.20367%
                        249                               84.63443%
                        250                               84.06169%
                        251                               83.48543%
                        252                               82.90562%
                        253                               82.32225%
                        254                               81.73528%
                        255                               81.14471%
                        256                               80.55051%
                        257                               79.95265%
                        258                               79.35112%
                        259                               78.74589%
                        260                               78.13693%
                        261                               77.52423%
                        262                               76.90776%
                        263                               76.28750%
                        264                               75.66343%
                        265                               75.03552%
                        266                               74.40374%
                        267                               73.76808%
                        268                               73.12851%
                        269                               72.48501%
                        270                               71.83755%
                        271                               71.18611%
                        272                               70.53066%
                        273                               69.87118%

                        274                               69.20765%
                        Column 1                         Column 2

              Period in which
                        Date of                          Applicable
              Purchase Occurs                            Percentage
              -----------------------------------------------------
                        275                               68.54003%
                        276                               67.86831%
                        277                               67.19246%
                        278                               66.51245%
                        279                               65.82826%
                        280                               65.13986%
                        281                               64.44722%
                        282                               63.75033%
                        283                               63.04915%
                        284                               62.34366%
                        285                               61.63383%
                        286                               60.91964%
                        287                               60.20105%
                        288                               59.47805%
                        289                               58.75059%
                        290                               58.01867%
                        291                               57.28224%
                        292                               56.54128%
                        293                               55.79577%
                        294                               55.04567%
                        295                               54.29096%
                        296                               53.53160%
                        297                               52.76758%
                        298                               51.99886%
                        299                               51.22541%
                        300                               50.44720%
                        301                               49.66421%
                        302                               48.73237%
                        303                               47.79569%
                        304                               46.85413%
                        305                               45.90767%
                        306                               44.95627%
                        307                               43.99990%
                        308                               43.03854%
                        309                               42.07216%
                        310                               41.10071%
                        311                               40.12418%
                        312                               39.14253%
                        313                               38.15573%
                        314                               37.16374%
                        315                               36.16654%
                        316                               35.16409%
                        317                               34.15636%
                        318                               33.14332%
                        319                               32.12494%

                        320                               31.10118%
                        321                               30.07201%
                        322                               29.03739%
                        Column 1                         Column 2

              Period in which
                        Date of                          Applicable
              Purchase Occurs                            Percentage
              -----------------------------------------------------
                        323                               27.99730%
                        324                               26.95170%
                        325                               25.90055%
                        326                               24.84383%




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